General	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
Note 1 - General
Borr Drilling Limited was incorporated in Bermuda on August 8, 2016. We are listed on the Oslo Stock Exchange and on the New York Stock Exchange under the ticker “BORR”. Borr Drilling Limited is an international offshore drilling contractor providing services to the oil and gas industry. Our primary business is the ownership, contracting and operation of modern jack-up drilling rigs for operations in shallow-water areas (i.e., in water depths of approximately 400 feet), including the provision of related equipment and work crews to conduct drilling of oil and gas wells and workover operations for exploration and production customers. As of December 31, 2023, we had 22 premium jack-up rigs and had agreed to purchase two additional premium jack-up rigs under construction, which are scheduled for delivery in 2024.
As used herein, and unless otherwise required by the context, the terms “Company”, “Borr”, “we,” “Group”, “our” and words of similar nature refer to Borr Drilling Limited and its consolidated companies. The use herein of such terms as “group”, “organization”, “we”, “us”, “our” and “its”, or references to specific entities, is not intended to be a precise description of corporate relationships.
Going concern
The consolidated financial statements have been prepared on a going concern basis.
In our previous reports, except for the period ending September 30, 2023, we had disclosed a substantial doubt over our ability to continue as a going concern due to us incurring significant losses since inception and our potential dependence on additional financing in order to meet our existing capital expenditure commitments, working capital requirements and our debt obligations expected in the next 12 months.
With the execution of our comprehensive refinancing in October and November 2023, which included the issuance of our $1.54 billion Notes, new $180.0 million Super Senior Credit Facility (comprised of a $150 million Revolving Credit Facility ("RCF") and a $30.0 million Guarantee Facility), $50.0 million equity raise, and issuance of additional $200.0 million under the same terms and conditions as the $1.025 billion 2028 Notes in March 2024, we believe that our cash flow from operations, together with the $150 million undrawn under our RCF and our cash and cash equivalents, will meet our anticipated capital expenditure commitments, working capital requirements, our debt obligations and allow us to meet our debt covenants, for the next 12 months following the date of issue of the financial statements.
The financial statements included in this report have been prepared on a going concern basis of accounting, which presumes that we will be able to realize our assets and discharge our liabilities in the normal course of business as they come due. Financial information in this report does not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that would be necessary if we were unable to realize our assets and settle our liabilities as a going concern in the normal course of operations. Such adjustments could be material.